Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill
Goodwill

3. Goodwill

Goodwill resulted from the acquisition in 2005 of Ceres LNG Services Ltd., the vessel management company, which represents a cash-generating unit. On September 30, 2011, Ceres LNG Services Ltd. was renamed “GasLog LNG Services Ltd”. As of December 31, 2022, the Group assessed the recoverable amount of goodwill and concluded that goodwill associated with the Group’s vessel management company was not impaired. The recoverable amount of the vessel management operations is determined based on discounted future cash flows based on the financial budget approved by management for the year-ending December 31, 2023 and management forecasts until 2026.

The key assumptions used in the value-in-use calculations (2023 and beyond) are as follows:

(i)	Average inflation of 1.0% per annum based on historical data and performance;
(ii)	A pre-tax discount rate of 8.3% per annum based on cost of equity;
(iii)	Annual growth rate of 1.0%; and
(iv)	1 Euro (“EUR”) = USD 1.03 based on the 2023 budget.

Growth is based on the number of vessels expected to be under management based on the shipbuilding contracts in place at the end of the year and the long-term strategy of the Group. Management believes that any reasonably possible further change in the key assumptions on which recoverable amount is based would not cause the carrying amount of the cash-generating unit to exceed its recoverable amount.